Subsequent Events	6 Months Ended
Jun. 30, 2013
Subsequent Events [Abstract]
Subsequent Events [Text Block]
11.	Subsequent Events

On  August 1, 2013, the Company extinguished  its existing term debt, the Loan, with proceeds from a new $13.0 million 5-year term loan with Bank of Hapoalim B.M. (the “New Loan”). The New Loan is secured by all of the assets of IM Brands and the Company’s membership interest in IM Brands and bears interest at an annual fixed rate of 4.44% payable quarterly in arrears each calendar quarter. Scheduled principal payments are as follows:

Date of Payment	Amount of Principal Payment

October 1, 2014, January 1, 2015, April 1, 2015 and July 1, 2015	$250,000

October 1, 2015, January 1, 2016, April 1, 2016 and July, 2016	$625,000

October 1, 2016, January 1, 2017, April 1, 2016 and July, 2017	$750,000

October 1, 2017, January 1, 2018 and April 1, 2018	$875,000

July 1, 2018	$3,875,000

In addition, the Company shall prepay the outstanding amount of the New Loan from excess cash flow (“Cash Flow Recapture”) for each fiscal year commencing year ending December 31, 2014 in arrears in an amount equal to twenty percent (20%) of such Cash Flow Recapture.  Cash Flow Recapture shall mean for any fiscal period, cash provided by operating activities for such period less (a) capital expenditures not made through the incurrence of indebtedness less (b) all interest and principal (including indebtedness owed for the New Loan) paid or payable during such period less (c) all income tax payments made during such period.

On  August 1, 2013 the redemption of the Loan resulted in an approximate loss on extinguishment of debt of  $1,046,000, consisting of $859,000 of unamortized deferred costs and loan discount and $187,000 for prepayment fee of the Loan.